EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Advisors Series Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Advisors Series Trust for the year ended November 30, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Advisors Series Trust for the stated period.


/s/ Eric M. Banhazl                     /s/ Douglas G. Hess
-------------------                     -------------------
Eric M. Banhazl                         Douglas G. Hess
President, Advisors Series Trust        Treasurer, Advisors Series Trust

Dated: 01/30/07                         Dated: 01/30/07
       --------                                --------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Advisors Series Trust for purposes of Section 18 of the Securities Exchange Act of 1934.